                                                                    EXHIBIT 99.1

This Statement on Form 3 is filed jointly by the Reporting Persons listed below.
The principal business address of each of these Reporting Persons is 333 South
Grand Avenue, 28th Floor, Los Angeles, California 90071.

Name of Designated Filer: Oaktree Fund GP I, L.P.

Date of Event Requiring Statement: February 3, 2022

Issuer Name and Ticker or Trading Symbol: Oaktree Strategic Credit Fund

                                        OAKTREE FUND GP I, L.P.

                                        By: /s/ Jessica Dombroff
                                                ---------------------------
                                            Name: Jessica Dombroff
                                            Title: Vice President

                                        OAKTREE CAPITAL I, L.P.

                                        By: /s/ Jessica Dombroff
                                                ---------------------------
                                            Name: Jessica Dombroff
                                            Title: Vice President

                                        OCM HOLDINGS I, LLC

                                        By: /s/Jessica Dombroff
                                                ---------------------------
                                            Name: Jessica Dombroff
                                            Title: Vice President

                                        OAKTREE HOLDINGS, LLC

                                        By: /s/ Jessica Dombroff
                                                ---------------------------
                                            Name: Jessica Dombroff
                                            Title: Vice President

                                        OAKTREE CAPITAL GROUP, LLC

                                        By: /s/ Jessica Dombroff
                                                ---------------------------
                                            Name: Jessica Dombroff
                                            Title: Vice President

                                        OAKTREE CAPITAL GROUP HOLDINGS GP, LLC

                                        By: /s/ Jessica Dombroff
                                                --------------------------
                                            Name: Jessica Dombroff
                                            Title: Vice President

                                        BROOKFIELD ASSET MANAGEMENT INC.

                                        By: /s/ Kathy Sarpash
                                                --------------------------
                                            Name: Kathy Sarpash
                                            Title: Senior Vice President Legal
                                                    & Regulatory

                                        BAM PARTNERS TRUST

                                        By: /s/ Kathy Sarpash
                                                --------------------------
                                            Name: Kathy Sarpash
                                            Title: Secretary